UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2022

SPARTAN ACQUISITION CORP. III

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40022	86-1182458
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Westervoortsedijk 73 KB 6827 AV Arnhem, the Netherlands	N/A
(Address of principal executive offices)	(Zip Code)

+31 (0) 88-7500-300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-fourth of one warrant	SPAQ.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	SPAQ	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SPAQ.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on July 28, 2021, Spartan Acquisition Corp. III (“Spartan”), Athena Pubco B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“Allego”), Athena Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Madeleine Charging B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“Madeleine Charging”), Allego Holding B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“Allego Holding”), and, solely with respect to the sections specified therein, E8 Partenaires, a French societe par actions simplifee (“E8 Investor” and, together with Spartan, Allego, Merger Sub, Madeleine Charging and Allego Holding, the “Parties”), entered into a Business Combination Agreement and Plan of Reorganization (as amended, the “Business Combination Agreement”).

On March 16, 2022 (the “Closing Date”), in accordance with the terms of the Business Combination Agreement, the Parties completed the business combination transactions pursuant to which, among other things, (i) the shareholders of Allego Holding contributed and transferred all of their shares in Allego Holding to Allego in exchange for Allego Ordinary Shares, (ii) Merger Sub merged with and into Spartan (the “Merger”), with Spartan surviving the Merger as a wholly owned subsidiary of Allego (the “Surviving Corporation”), (iii) each outstanding share of Spartan’s Class A Common Stock, par value $0.0001 per share (“Spartan Class A Common Stock”), including shares of Spartan Class A Common Stock issued upon conversion of Spartan’s Class B Common Stock, par value $0.0001 per share (“Spartan Class B Common Stock” and, together with Spartan Class A Common Stock, the “Spartan Common Stock”) (other than the Redemption Shares (as defined below)), was cancelled and converted into one ordinary share, nominal value EUR 0.12, of Allego (each, an “Allego Ordinary Share”) and (iv) each outstanding warrant of Spartan (each, a “Spartan Warrant”), was assumed by Allego and was automatically converted into a warrant to acquire one Allego Ordinary Share, subject to the same terms and conditions as were applicable to the Spartan Warrant.

Capitalized terms not otherwise defined have the meaning set forth in the Business Combination Agreement. The description of the Business Combination Agreement and related transactions (including, without limitation, the Merger) in this Current Report on Form 8-K does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Business Combination Agreement, which is attached as Exhibit 2.1 to Spartan’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 28, 2021 and is incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Upon the completion of the Merger (the “Effective Time”), Spartan entered into that certain Warrant Assumption Agreement (the “Warrant Assumption Agreement”) by and among Spartan, Allego and Continental Stock Transfer & Trust Company, a New York corporation (“Continental”). Pursuant to the Warrant Assumption Agreement, Allego assumed all of Spartan’s rights and obligations under the Warrant Agreement, dated as of February 8, 2021 by and between Spartan and Continental (the “Warrant Agreement”), and each Spartan Warrant entitling the holder thereof to acquire one share of Spartan Class A Common Stock was converted into a warrant to acquire one Allego Ordinary Share, subject to the same terms and conditions as were applicable to the Spartan Warrant.

On the Closing Date, Allego, Spartan Acquisition Sponsor III LLC (“Sponsor”), Madeleine Charging, E8 Investor and certain other holders of Allego Ordinary Shares (collectively, the “Reg Rights Holders”) entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, among other things, Allego agreed that, within fifteen (15) business days following the Closing Date, Allego will file a shelf registration statement to register the resale of certain securities held by the Reg Rights Holders (the “Registerable Securities”). In certain circumstances, Reg Rights Holders that hold Registerable Securities having an aggregate value of at least $50 million can demand up to three (3) underwritten offerings. Each of the Reg Rights Holders will be entitled to customary piggyback registration rights, subject to certain exceptions, including in connection with demand offerings by Madeleine Charging. In addition, under certain circumstances, Madeleine Charging may demand up to three (3) underwritten offerings. Madeleine Charging and E8 Investor will also be subject to certain lock-up restrictions in accordance with the Registration Rights Agreement.

The descriptions of the Warrant Assumption Agreement and Registration Rights Agreement in this Form 8-K do not purport to be complete and are subject, and qualified in their entirety by reference to the full text of the Warrant Assumption Agreement and Registration Rights Agreement, which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, concurrently with the Reg Rights Holders’ entry into the Registration Rights Agreement, and pursuant to the terms of the Registration Rights Agreement, Spartan, Sponsor and certain other securityholders named therein terminated that certain Registration Rights Agreement, dated February 8, 2021, by and among Spartan, Sponsor and such other securityholders.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, at the Effective Time, each share of Spartan Common Stock outstanding as of immediately prior to the Effective Time, was cancelled and automatically converted into the right to receive one Allego Ordinary Share. Effective as of the Effective Time, 54,092,418 shares of Spartan Common Stock issued and outstanding immediately prior to the Effective Time with respect to which stockholders of Spartan validly exercised their redemption rights were redeemed at the Effective Time (the “Redemption Shares”) and were converted into the right to receive from Spartan, in cash, a pro rata portion of the funds in Spartan’s trust account (the “Trust Account”). As a result, approximately $540,984,673 was removed from the Trust Account to pay such stockholders for the Redemption Shares. As of the Effective Time, all Redemption Shares ceased to be outstanding and were automatically cancelled and retired and each holder of a Redemption Share ceased to have any rights with respect thereto, except the right to receive the cash payment in respect thereof from Spartan referred to in the immediately preceding sentence.

On the Closing Date, at the Effective Time, each Spartan Warrant that was outstanding immediately prior to the Effective Time was, pursuant to and in accordance with the Warrant Agreement and the Warrant Assumption Agreement, automatically and irrevocably modified to provide that such Spartan Warrant will no longer entitle the holder thereof to purchase the amount of share(s) of Spartan Class A Common Stock set forth therein and in substitution thereof such warrant will entitle the holder thereof to acquire the same number of Allego Ordinary Shares on the same terms and conditions (including exercisability terms) as were applicable to the Spartan Warrant immediately prior to the Effective Time, except to the extent such terms or conditions were rendered inoperative upon consummation of the Merger.

The description of the Merger set forth above does not purport to be complete and is qualified in its entirety by reference to the Business Combination Agreement, which was filed by Spartan as Exhibit 2.1 to Spartan’s Current Report on Form 8-K filed on July 28, 2021.

Item 3.01.	Notice of Delisting.

The information set forth in the Introductory Note and Items 1.01 and 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

In connection with the Merger, on the Closing Date, Spartan notified the New York Stock Exchange (“NYSE”) of the consummation of the Merger and requested that NYSE (i) suspend trading of the shares of Spartan Common Stock effective as of the close of trading on the Closing Date and (ii) file with the SEC one or more Forms 25 to delist the Spartan Common Stock, the Spartan Warrants and the units of Spartan (the “Spartan Securities”) under

Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Spartan intends to file a certification on Form 15 with the SEC to deregister the Spartan Securities and suspend Spartan’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Items 1.01, 1.02, 2.01, 3.01 and 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note, Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

As of the Effective Time and as a result of the Merger, a change in control of Spartan occurred and Spartan became a wholly owned subsidiary of Allego.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the business combination transactions and effective as of the Closing Date, Geoffrey Strong, Wilson Handler, Christine Hommes, Joseph Romeo, Matthew J. Smith, John M. Stice, Olivia Wassenaar and Jan C. Wilson each resigned from the Spartan board of directors and Geoffrey Strong and James Crossen resigned as officers of Spartan.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the terms of the Business Combination Agreement, as of the Effective Time, Spartan amended and restated its certificate of incorporation (the “Second Amended and Restated Certificate”) and bylaws (the “Amended and Restated Bylaws”) in their entirety, each effective as of the Closing Date, and pursuant to the terms of the Business Combination Agreement, such Second Amended and Restated Certificate and Amended and Restated Bylaws are the certificate of incorporation and bylaws of the Surviving Corporation.

Copies of the Second Amended and Restated Certificate and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 hereto, respectively, each of which is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On the Closing Date, Spartan and Allego issued a joint press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

2.1*	Business Combination Agreement and Plan of Reorganization, dated as of July 28, 2021, by and among Spartan, Allego Holding, Madeleine Charging, Allego, Merger Sub and E8 Investor (incorporated by reference to Exhibit 2.1 of Spartan’s Current Report on Form 8-K filed on July 28, 2021 (File No. 001-40022)).

Exhibit No.	Description

2.2*	Amendment to Business Combination Agreement and Plan of Reorganization, dated as of February 28, 2022, by and among Spartan, Allego Holding, Madeleine Charging, Allego, Merger Sub and E8 Investor (incorporated by reference to Exhibit 2.2 of Spartan’s Current Report on Form 8-K filed on February 28, 2022 (File No. 001-40022)).

2.3*	Second Amendment to Business Combination Agreement and Plan of Reorganization, dated as of March 8, 2022, by and among Spartan, Allego Holding, Madeleine Charging, Allego, Merger Sub and E8 Investor (incorporated by reference to Exhibit 2.3 of Spartan’s Current Report on Form 8-K filed on March 9, 2022 (File No. 001-40022)).

3.1	Second Amended and Restated Certificate of Incorporation of Spartan

3.2	Amended and Restated Bylaws of Spartan

4.1	Warrant Assumption Agreement, dated as of March 16, 2022, by and among Spartan, Allego and Continental Stock Transfer & Trust Company

4.2	Registration Rights Agreement, dated as of March 16, 2022, by and among Allego, Sponsor, Madeleine Charging, E8 Investor and certain other holders thereto

99.1	Press Release, dated March 16, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	All schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 22, 2022

SPARTAN ACQUISITION CORP. III

By:	/s/ Mathieu Bonnet
Name: Mathieu Bonnet
Title: President